UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 07, 2025

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210 Hesperia, California	92344
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

On August 7, 2025, 5E Advanced Materials, Inc. (the “Company” or “5E”) issued a press release announcing the release of a report entitled “Preliminary Feasibility Report & Technical Report Summary, 5E Advanced Materials Fort Cady Project” for its proposed commercial-scale boron facility located in the Mojave Desert near Newberry Springs, California (the “Project”), dated August 7, 2025 (the “PFS”). A copy of the Company’s press release dated August 7, 2025 relating to the PFS is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

New Preliminary Feasibility Study for the Fort Cady Project

On August 7, 2025, the Company issued the PFS, prepared in accordance with the Securities and Exchange Commission S-K regulations (Title 17, Part 229, Items 601 and 1300 through 1305) for the Company by the following third-party qualified persons: Miocene, Inc., Fluor Corporation, Geomega, Inc., Escalante Geological Services, LLC and Mr. Paul Weibel. With the exception of Mr. Weibel, who serves as the Company’s Chief Executive Officer, none of the qualified persons is affiliated with the Company or any other entity that has an ownership, royalty, or other interest in this Project.

A copy of the PFS is attached as Exhibit 96.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The PFS replaces and supersedes in its entirety the prior S-K 1300 technical report summary for the Project, which was an Amended Initial Assessment (February 2024) which was filed as Exhibit 96.1 to the Company’s Amendment No. 2 to its Form 10-K for the fiscal year ended June 30, 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Project’s capital and operating costs; cash costs to produce boron and its related byproducts, as well as estimated contingencies; projected future pricing for boric acid and its related byproducts; the forecasted net present value; projected production volumes and revenues; anticipated cash flows; anticipated cut-off grade and recovery rates; the proposed design of the commercial scale facility; the timing of large-scale commercial production; construction timelines; ability to maintain and modify permits; infrastructure needs; environmental impacts; potential to successfully finance the company and the proposed commercial scale facility; anticipated market value and demand for boric acid, calcium chloride and gypsum; potential technology solutions; anticipated use of land and water; potential for expansion of mineral resources; mineral resource and reserve estimates and assumptions; the potential for future phases of the Project; availability of energy to operate the facility; the economic potential of the Project; and our ability to produce boron and its related byproducts. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, as updated by the Company’s other filings with the SEC, including the Company’s Forms 10-Q and Forms 8-K, as well as in its filings with the Australian Securities Exchange. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Miocene, Inc.

23.2	Consent of Fluor Corporation.

23.3	Consent of Geomega, Inc.

23.4	Consent of Escalante Geological Services, LLC.

23.5	Consent of Paul Weibel.

96.1	Preliminary Feasibility Study & Technical Report Summary, dated August 7. 2025.

99.1	Press Release dated August 7, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date: August 7, 2025	By:	/s/ Paul Weibel
Paul Weibel Chief Executive Officer